    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 31, 2001

================================================================================
                                  SCHEDULE 14C
                                 (RULE 14C-101)


                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. _____)

Check the appropriate box:

[ ]     Preliminary information statement

[ ]     Confidential, for use of the Commission Only
        (as permitted by Rule 14c-5(d)(2))

[X]     Definitive information statement

                     VENTURE LENDING & LEASING III, INC.
    -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of filing fee (check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1)  Title of each class of securities to which transaction applies:
         --------------------------------------------------------------------

         (2)  Aggregate number of securities to which transaction applies:
         --------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         --------------------------------------------------------------------

         (4)  Proposed maximum aggregate value of transaction:
         --------------------------------------------------------------------

         (5)  Total fee paid:
         --------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount Previously Paid:
        ---------------------------------------------------------------------

        (2)  Form, Schedule or Registration Statement No.:
        ---------------------------------------------------------------------

        (3)  Filing Party:
        ---------------------------------------------------------------------

        (4)  Date Filed:
        ---------------------------------------------------------------------

                       VENTURE LENDING & LEASING III, INC.
                       2010 NORTH FIRST STREET, SUITE 310
                           SAN JOSE, CALIFORNIA 95131


                                August 31, 2001

To Our Shareholders:

         By this Information Statement we report the approval by the shareholders of Venture Lending & Leasing III, Inc. (the "Fund") of an amendment and restatement (the "Amendment") of the Fund's Articles of Incorporation ("Articles") to allow the Fund to more closely resemble a bankruptcy-remote, special purpose entity. The Amendment to our Articles is a condition established by our lenders for an increase in our securitized credit facility from $25 million to $250 million.

         The Amendment will require that our activities be limited to those of a business development company that has elected to be governed by the Investment Company Act 1940, and will include in our Articles requirements that we conduct our business separate from the businesses conducted by our affiliates, guidelines that we have observed since the organization of the Fund. In addition, the Amendment will require the appointment to our Board of Directors of an "Independent Director", and will require the unanimous consent of our Board for the taking of certain actions, including the institution of bankruptcy or insolvency proceedings by the Fund or the consent to the institution of any such proceedings against the Fund.

         The Board of Directors of the Fund approved the Amendment on August 15, 2001. The holders of a majority of the outstanding shares of Common Stock of the Fund approved the Amendment by written consent in lieu of a meeting in accordance with the provisions of the Maryland General Corporation Law and the Bylaws of the Fund. This notice is being mailed to our shareholders on August 31, 2001.


                                            Very truly yours,



                                            /s/ RONALD W. SWENSON
                                            -------------------------
                                            Ronald W. Swenson
                                            Chairman of the Board and
                                            Chief Executive Officer

                       VENTURE LENDING & LEASING III, INC.
                       2010 NORTH FIRST STREET, SUITE 310
                           SAN JOSE, CALIFORNIA 95131

                                 --------------

                              INFORMATION STATEMENT

A.       INTRODUCTION


         This Information Statement (the "Statement") is being distributed to the shareholders of Venture Lending & Leasing III, Inc., a Maryland corporation (the "Fund") to report the approval, by the Board of Directors and the holders of a majority of the outstanding shares of Common Stock of the Fund, of an amendment and restatement (the "Amendment") of the Articles of Incorporation (the "Articles") of the Fund. The purpose of the Amendment is to satisfy one of the conditions to an increase in the securitized credit facility currently maintained by Fund from $25 million to $250 million. The Amendment is intended to allow the Fund to more closely resemble a bankruptcy-remote, special purpose entity ("SPE"). The Amendment is more fully described below under "Amendment and Restatement of the Fund's Articles of Incorporation." This Statement was first mailed to shareholders on August 31, 2001.

         Annual and Semi-Annual Reports. SHAREHOLDERS MAY OBTAIN COPIES OF THE FUND'S 2000 ANNUAL REPORT ON FORM 10-K AND 2001 QUARTERLY REPORTS ON FORM 10-Q, WITHOUT CHARGE, BY CONTACTING THE FUND AS SPECIFIED BELOW UNDER "FURTHER INFORMATION."


B.       GENERAL INFORMATION ABOUT THIS NOTICE.

         The Statement is being provided to the Fund's shareholders for informational purposes only. The Board of Directors of the Fund approved the Amendment on August 15, 2001, and the shareholders of the Fund, by written consent of the holders of a majority of the outstanding shares of Common Stock of the Fund, approved the Amendment, effective August 23, 2001. The shareholders of the Fund need take no further action to approve the Amendment.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         Record Date. For purposes of determining the shareholders entitled to receive the Statement, the Board of Directors of the Fund has fixed the record date as of the close of business on August 15, 2001.

         The Fund's Investment Manager. The Fund's investment manager is Westech Investment Advisors, Inc., a California corporation, whose address is 2010 North First Street, Suite 310, San Jose, California 95131.

         The Adviser to the Investment Manager. Siguler Guff Advisers, LLC, a Delaware limited liability company, 630 Fifth Avenue, 16th Floor, New York, New York 10111, serves as adviser to the Fund's investment manager.

         Further Information. Questions concerning this Statement should be directed to Brian R. Best, Vice President, Chief Financial Officer, and Secretary of the Fund, at (408) 436-8577, ext. 16, or by email to brianb@westerntech.com.


C.       AMENDMENT AND RESTATEMENT OF THE FUND'S ARTICLES OF INCORPORATION.


         1.       Background.

         The Fund operates as a business development company under the Investment Company Act of 1940. Its business is to provide asset-based financing to venture capital backed companies in the form of secured loans and eligible leases.

         The Fund's capital comes from two sources, equity contributed by its sole shareholder, Venture Lending & Leasing III, LLC, a Delaware limited liability company (the "Company"), and through borrowing from financial institutions.

         Through July 31, 2001, the Company had contributed $136 million to the Fund. The Company, in turn, has raised its capital through a private placement of its membership interests to accredited investors and qualified purchasers in an offering that terminated on June 30, 2001. The Company has secured commitments from its members to contribute $361.9 million to the Company, of which $144.8 million had been called and received as of July 31, 2001.

         The Fund has in place $75.0 million in debt facilities to finance its making of asset-based loans. As of July 31, 2001, $65.4 million was outstanding under these facilities. One of these facilities is a commercial paper conduit facility (the "Securitization Facility" or "Facility") in the amount of $25 million. As of July 31, 2001, the Fund had $23.9 million in outstanding borrowings under the Facility. The interest rate payable on amounts borrowed under the Facility varies. The Fund has entered into interest rate swap transactions to hedge its interest rate risk on amounts borrowed under the Facility; at July 31, 2001, the Fund was paying effective interest at 5.3% per annum on monies drawn under the Facility.

         Borrowings under the Securitization Facility are collaterized by the Fund's receivables under its loans to its borrowers, plus the other assets of the Fund. The amortization schedule for each borrowing under the Facility corresponds to the amortization of the loans and leases supporting each borrowing. The Fund pays a commitment fee of 0.25% based on the total commitment under the Facility.

         The Fund is currently negotiating an amendment to the Securitization Facility to increase the amount of the Facility from $25 million to $250 million. One of the conditions established by the lead lender to the increase in the Facility is the adoption of amendments to the Fund's Articles of Incorporation ("Articles") so as to enable the Fund to more closely resemble a bankruptcy-remote, special purpose entity (an "SPE").

         By qualifying as an SPE, and by obtaining credit insurance from AMBAC Assurance Corporation, the Fund and the lenders intend to facilitate the syndication of the Securitization Facility.

         The Fund intends to consummate the amendment and increase in the Securitization Facility promptly after it files the Amendment with the Maryland Department of Assessments and Taxation.

         2.       Amendment to the Articles.

         The Board of Directors of the Fund has unanimously approved an amendment and restatement (the "Amendment") of the Fund's Articles of Incorporation. The holders of a majority of the issued and outstanding shares of Common Stock of the Fund approved the Amendment by written consent in lieu of a meeting, effective as of August 23, 2001, in accordance with the provisions of
Section 2-505 of the Maryland General Corporation Law and the Bylaws of the Fund. A copy of the Amendment is included with this Statement as Appendix A, and a copy of the Amendment marked to show changes from the current Articles of the Fund is included with this Statement as Appendix B.

         The following is a summary of the Amendment, and is qualified in its entirety by reference to the full text of the Amendment, included herewith as Appendix A.

                  o By the Amendment Article XV shall be added to the Articles, to be effective as long as the Fund owes any indebtedness or is subject to any other liabilities under the Securitization Facility.

                  o By the Amendment the Fund will be limited to carrying on its business as a business development company under the Investment Company Act of 1940, and to the conduct of such other business that is incidental and necessary and appropriate to the conduct of such business.

                  o The Amendment will require the appointment of one additional director to the Fund's Board of Directors who shall qualify as an "Independent Director." An Independent Director is defined to mean a director of the Fund who is not, and has not been at any time during the preceding five years, (i) a shareholder, director (other than as an Independent Director of the Fund or of any special purpose affiliate organized by the Fund), officer, employee, partner, or attorney of the Fund, or of any affiliate of the Fund; (ii) a customer, supplier, or other person who derives any of its purchases or revenues from its activities with the Fund or with any affiliate of the Fund;
                  (iii) a person controlling or under common control with any such shareholder, partner, customer, supplier or other person; or (iv) a member of the immediate family of any such shareholder, director, officer, employee, partner, customer, supplier, or other person. So long as the Fund is required to have an Independent Director, the presence of one-third or more of the members of the Board of Directors of the Fund shall constitute a quorum for the transaction of business.

                  o The Amendment shall add to the Articles policies to be observed by the Fund to insure its separateness from its affiliates and those entities that do business with the Fund, including a prohibition on commingling the assets of the Fund with those of any other entity; the maintenance of separate books and records and financial statements; the observance of all corporate formalities; the conduct of relations with affiliates on an arms-length basis; a prohibition on the execution of guaranties of, or pledges of its assets for, the debts of any other entity; and the maintenance of adequate capital in light of the Fund's contemplated business operations.

                  o By the Amendment the dissolution or liquidation of the Fund, the institution of proceedings to be adjudicated a bankrupt or insolvent, any consent to the institution of bankruptcy or insolvency proceedings against the Fund, the consent to the appointment of a receiver, trustee, liquidater, or other similar official, and like actions, shall require the unanimous consent of the Directors of the Fund, including the Independent Director. The Amendment includes specific provisions directing the Independent Director, when considering voting on any such matter, to consider his or her primary fiduciary duty to be to the Fund (including, without limitation, to its creditors), and not to the shareholders of the Fund.

         The effect of the Amendment will be to enhance the position of the Fund's lenders under the Securitization Facility, and to enable the Independent Director of the Company to give greater weight to such interests in relation to the interests of the Fund's shareholders than might otherwise be the case absent the Amendment.

         3.       Dissenters' Rights.

         Under Maryland law, the law that governs the Fund, the shareholders of the Fund do not have dissenters' rights with respect to the amendment and restatement of the Fund's Articles of Incorporation.

D.       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of July 31, 2001, there were 100,000 shares of Common Stock of the Company, $0.001 par value per share, outstanding. All of the outstanding shares of Common Stock of the Fund are currently held of record by Venture Lending & Leasing III, LLC, a Delaware limited liability company (the "Company"), whose address is c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, California 95131.

         Neither any individual director or executive officer of the Fund, nor the directors and executive officers of the Fund as a group, owns in excess of 1% of the outstanding shares of Common Stock of the Fund.

         Pursuant to the Operating Agreement of the Company, the members of the Company have pass-through voting rights with respect to actions proposed at meetings of the shareholders of the Fund or submitted for the consent of the shareholders of the Fund. Before consenting to the Amendment, therefore, the Company sought and obtained the approval of the Amendment by the holders of a majority of the outstanding membership interests of the Company. Because the members of the Company possess "pass-through" voting rights, the following table sets forth, as of July 31, 2001, each person whom we know beneficially owns more than 5% of the outstanding membership interests of the Company. Unless otherwise indicated, each of the persons listed in the table has sole voting and investment power with respect to membership interests of the Company shown. The address of each of the persons listed is c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, California 95131.

                                                          Number of Shares              Percent of Shares
                                                           of Membership                  of Membership
Name of Beneficial Owner                                  Interests Owned             Interests Outstanding
------------------------                                  ---------------             ---------------------
Pension Plan of Constellation Energy                               8,000                          5.53%
   Group, Inc.

University of Notre Dame du Lac                                    8,000                          5.53%

Fire and Police Pension Fund,                                      8,000                          5.53%
   San Antonio, Texas

The Board of Trustees of Leland Stanford                          12,000                          8.29%
   Junior University

The Kriens 1996 Revocable Trust                                    8,000                          5.53%

Pfizer, Inc.                                                       8,000                          5.53%

                             -----------------------

         San Jose, California
         August 31, 2001

                                          By Order of the Board of Directors


                                          By /s/ RONALD W. SWENSON
                                            -------------------------------
                                             Ronald W. Swenson
                                             Chairman of the Board and
                                             Chief Executive Officer

                                   APPENDIX A
         FORM OF AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION
                                       OF
                       VENTURE LENDING & LEASING III, INC.

                       VENTURE LENDING & LEASING III, INC.

                      ARTICLES OF AMENDMENT AND RESTATEMENT


         FIRST: Venture Lending & Leasing III, Inc., a Maryland corporation (the "Corporation"), desires to amend and restate its charter as currently in effect and as hereinafter amended.

         SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended.

                                    ARTICLE I

                                  INCORPORATION

         The undersigned Ronald W. Swenson, whose address is 2010 North First Street, Suite 310, San Jose, California 95131, being at least eighteen years of age, does hereby form a corporation under the general laws of the State of Maryland.

                                   ARTICLE II

                               NAME OF CORPORATION

         The name of the Corporation is Venture Lending & Leasing III, Inc.

                                   ARTICLE III

                               CORPORATE PURPOSES

         The Corporation is formed for the following purpose or purposes:

         A. To conduct, operate, and carry on the business of a closed-end, management investment company that has elected to be treated as a business development company, pursuant to the Investment Company Act of 1940, as amended ("1940 Act"); provided, however, that the Corporation may cease to be treated as a business development company upon compliance with the requirements of the 1940 Act with respect thereto; and

         B. To exercise and enjoy all powers, rights and privileges granted to and conferred upon corporations by the Maryland General Corporation Law now or hereafter in force.

                                   ARTICLE IV

                           ADDRESS OF PRINCIPAL OFFICE

         The post office address of the principal office of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202-3242.

                                    ARTICLE V

                       NAME AND ADDRESS OF RESIDENT AGENT

   The name and address of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 300 East
                Lombard Street, Baltimore, Maryland 21202-3242.


                                   ARTICLE VI

                                 SHARES OF STOCK

         A. The total number of shares of all classes of stock which the Corporation has authority to issue is ten million (10,000,000) shares of Common Stock, $.001 par value per share, having an aggregate par value of $10,000.

         B. No holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.

         C. All shares of the Corporation's authorized stock, when issued for such consideration as the Board of Directors may determine, shall be fully paid and nonassessable.

         D. The Board of Directors of the Corporation may, by adoption of a resolution or Bylaw, impose restrictions upon the transferability by shareholders of shares of the Corporation's stock.

         E. No shares of the Corporation's stock shall have any conversion or exchange rights or privileges or have cumulative voting rights.

         F. Except as otherwise required under the 1940 Act, voting power for the election of directors and for all other purposes shall be vested exclusively in the holders of the Common Stock. Each holder of a full or fractional share of Common Stock shall be entitled, in the case of full shares, to one vote for each such share and, in the case of fractional shares, to a fraction of one vote corresponding to the fractional amount of each such fractional share, in each case based upon the number of shares registered in such holder's name on the books of the Corporation on the record date fixed for such purpose.

         G. Any assets of the Corporation distributed to the stockholders shall be distributed among such stockholders, in cash or in kind at the option of the directors, in proportion to the number of full and fractional shares of Common Stock held by them and recorded on the books of the Corporation on the record date fixed for such purpose.

         H. Each holder of shares of stock shall, upon demand, disclose to the Corporation such information with respect to direct or indirect holdings of such shares as the directors or any officer or agent of the Corporation designated by the directors deem necessary to comply with provisions of the Internal Revenue Code of 1986 applicable to the Corporation, to comply with requirements of any other appropriate taxing authority, or to comply with the provisions of the 1940 Act or of the Employee Retirement Income Security Act of 1974, as any of said laws may be amended from time to time.

                                   ARTICLE VII

                               BOARD OF DIRECTORS

         The number of directors of the Corporation shall be seven (7), which number may be increased or decreased pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law. The names of the directors who shall serve until the next annual meeting of stockholders and until their successors are duly elected and qualify are Ronald
W. Swenson, Salvador O. Gutierrez, Roger V. Smith, J. Michael Egan, Arthur C. Spinner, Michael G. McCaffery and Scott C. Malpass. The forgoing provisions notwithstanding, effective upon amendment or restatement of the Master Loan Agreement referred to in Article XV hereof to increase the Program Limit thereunder from $25,000,000.00, and continuously thereafter until all obligations, liabilities and indebtedness of the Corporation under the Master Loan Agreement, as amended, have been fully paid and discharged and the loan commitments thereunder have terminated, in addition to the seven directors provided for herein (or such greater or lesser number as may be provided for in the Bylaws), the

Corporation shall have one additional director who shall be an Independent Director as defined in Article XV.


                                  ARTICLE VIII

                  MANAGEMENT OF THE AFFAIRS OF THE CORPORATION

         A. All corporate powers and authority of the Corporation shall be vested in and exercised by, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors except as otherwise provided by statute, the charter, or the Bylaws of the Corporation.

         B. The Board of Directors shall have the exclusive power to adopt, alter, or repeal the Bylaws of the Corporation.

         C. Subject to the provisions of the Maryland General Corporation Law, the Board of Directors shall have the power to determine whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation (other than the stock ledger) shall be open to inspection by stockholders. No stockholder shall have any right to inspect any account, book, or document of the Corporation except to the extent permitted by statute or the Bylaws.

         D. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the charter and in the absence of manifest error or actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation. To the extent not prohibited by law or by this charter or Bylaws, the Board of Directors may delegate the power to make such determinations to any one or more of the directors or officers of the Corporation, its investment adviser, administrator, custodian, or depositary of the Corporation's assets, or another agent of the Corporation appointed for such purposes.

        E. Except as otherwise required under the 1940 Act, the Board of Directors shall have the power to make distributions, including dividends, from any legally available funds in such amounts, and in a manner and to the stockholders of record as of such a date, as the Board of Directors may determine.


                                   ARTICLE IX

                              STOCKHOLDER LIABILITY

        The stockholders shall not be liable to any extent for the payment of any debt of the Corporation.

                                    ARTICLE X

                                MAJORITY OF VOTES

        Except as otherwise provided in these Articles (including Article VX hereof) or under the 1940 Act, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holder entitled to cast a majority of all the votes entitled to be cast on the matter.


                                   ARTICLE XI

                   SPECIAL VOTING REQUIREMENTS: CONTROL SHARES

        The Corporation shall not be governed by the provisions of Section 3-602 of the Maryland General Corporation Law.


                                   ARTICLE XII

                             LIMITATION ON LIABILITY

         A. To the maximum extent permitted by the laws of Maryland (but not in violation of any applicable requirement or limitation of the 1940 Act), in each case as currently in effect or as may hereafter be amended:

               1. No director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages; and

               2. The Corporation shall have the power to obligate itself to indemnify and to advance expenses as provided in the Bylaws of the Corporation to its present and past directors, officers, employees and agents (including any person or firm appointed by the Corporation to serve as investment adviser or any similar function), and persons who are serving or have served at the request of the Corporation in similar capacities

         B. No amendment, alteration, or repeal of this Article or the adoption, alteration, or amendment of any other provision of these Articles or the Bylaws of the Corporation inconsistent with this Article, shall adversely affect any limitation on liability or indemnification of any person under this Article with respect to any act or failure to act which occurred prior to such amendment, alteration, repeal, or adoption.

                                  ARTICLE XIII

                            LIMITED TERM OF EXISTENCE

         The Corporation shall have a limited period of existence and shall cease to exist at the close of business on December 31, 2008, except that the Corporation shall continue to exist for the purpose of paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs. After the close of business on December 31, 2008, if the Corporation has not liquidated and wound up its business and affairs, the directors shall become trustees of the Corporation's assets for purposes of liquidation with the full powers granted to directors of a corporation which has voluntarily dissolved under subtitle 4 of Title 3 of the Maryland General Corporation Law or any successor statute as are necessary to liquidate the Corporation and wind up its affairs, but in no event with lesser power than the powers granted by such subtitle as of the date of incorporation of the Corporation.

                                   ARTICLE XIV

                               RIGHT OF AMENDMENT

         Subject to Article XV hereof, any provision of these Articles may be amended, altered, or repealed upon the affirmative vote of a majority of all the votes entitled to be cast on the matter.


                                   ARTICLE XV

                           SPECIAL PURPOSE PROVISIONS

         Effective upon amendment or restatement of that certain Master Loan Agreement dated as of December 15, 2000 (as the same may be amended or restated from time to time, the "MLA") among the Corporation, the CP Lenders from time to time party thereto, and Fleet National Bank, as Program Agent thereunder, to increase the Program Limit thereunder from $25,000,000.00, and thereafter continuously until the date on which all obligations, liabilities and indebtedness of the Corporation under the MLA have been fully paid and discharged, and the loan commitments of the CP Lenders thereunder have been terminated, Articles I through XIV above and the Bylaws of the Corporation are subject to this Article XV. This Article XV shall control in the event there is a conflict between the terms of this Article XV and Articles I through XIV above or the Bylaws of the Corporation. All capitalized terms used in this Article XV and not otherwise defined herein shall have the same meaning which they have in the MLA.

         A. The purposes for which the Corporation is organized are limited to
(i) those set forth in Section A of Article III, and (ii) transacting any and all lawful business for which a corporation may be incorporated under the Maryland General Corporation Law that is incidental and necessary or appropriate to the foregoing.

         B. The indemnification obligations of the Corporation set forth in paragraph 2 of Section A of Article XII and in the Corporation's Bylaws, shall (except to the extent covered by insurance) be fully subordinated in right of payment to the obligations of the Corporation under the MLA.

         C. The Corporation shall at all times observe the following:

                 1. At all times after the Closing Date, at least one of the directors of the Corporation shall be an Independent Director. An "Independent Director" shall mean a director of the Corporation who is not at the time of initial election, or at any time while serving as a director of the Corporation, and has not been at any time during the preceding five (5) years:
                    (a) a stockholder, director (with the exception of serving as the Independent Director of the Corporation and any other bankruptcy-remote special purpose entity formed for the sole purpose of securitizing, or facilitating the securitization of, assets of any Affiliate of the Corporation), officer, employee, partner, attorney or counsel of the Corporation, or any Affiliate; (b) a customer, supplier or other Person who derives any of its purchases or revenues from its activities with the Corporation or any Affiliate; (c) a Person controlling or under common control with any such stockholder, partner, customer, supplier or other Person; or
                    (d) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other Person. "Affiliate" means a Person other than the Corporation (i) that directly or indirectly controls or is controlled by or is under common control with the Corporation, (ii) that is an officer of, partner in, or trustee of, or serves in a similar capacity with respect to, the Corporation, or (iii) that, directly or indirectly, is the beneficial owner of 10% or more of any class of equity securities of the Corporation or of which the Corporation is directly or indirectly the owner of 10% or more of any class of equity securities. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. "Affiliate" of the Corporation does not include a Person that is a partner in one or more partnerships or joint ventures with the Corporation or any other Affiliate of the Corporation if such Person is not otherwise an Affiliate of the Corporation. No resignation or removal of an Independent Director, and no appointment of a successor Independent Director, shall be effective until such successor shall have accepted his or her appointment as an Independent Director by a written instrument. If an Independent Director dies, resigns, is expelled, becomes incapacitated or is removed, or such position is otherwise vacant, no action requiring the unanimous vote of the Board of Directors of the Company shall be taken (including, without limitation, any action pursuant to this Article XV) until a successor Independent Director is elected and qualified and approves of such action. In the event of the death, resignation, expulsion, incapacity or removal of an Independent Director, or a vacancy for any other reason, a successor Independent Director shall be elected by a majority of the remaining directors. At all times, including when voting on whether the Corporation will take any action described in paragraph 2. of Section D. of this Article XV, the Independent Director shall owe his or her primary fiduciary duty or other obligation to the Corporation (including, without limitation, the Corporation's creditors) and not to the stockholders of the Corporation. So long as the Corporation is required to have an Independent Director, one-third of the entire board of directors shall constitute a quorum for the transaction of business.

                 2. The Corporation shall not engage in any business or
                    activity, or incur any indebtedness or liability, other than as expressly permitted by the MLA.

                 3. The Corporation shall maintain books and records separate from any other person or entity;

                 4. The Corporation shall maintain its bank accounts separate from any other person or entity;

                 5. The Corporation shall not commingle its assets with those of any other entity, and shall hold all of its assets in its own name;

                 6. The Corporation shall conduct its own business in its own name;

                 7. The Corporation shall maintain separate financial statements showing its assets and liabilities separate and apart from those of any other person or entity and shall not have its assets listed on the financial statement of any other entity; provided, however, that the Corporation may be included in consolidated tax returns and financial statements and reports so long as such consolidated tax returns and financial statements and reports show the Corporation and other entities shown therein as separate legal entities and disclose that (i) the assets and credit of the Corporation are not available to pay the debts or obligations of any other entity and (ii) the assets and credit of any other entity shown therein are not available to pay the debts or obligations of the

                    Corporation (except on account of any written guaranty given by such other entity of the Corporation's obligations under or relating to the MLA).

               8. The Corporation shall file its tax returns separate from any other entity, and not file a consolidated federal income tax return with any other corporation; provided, however, that the Corporation may be included in consolidated tax returns and financial statements and reports so long as such consolidated tax returns and financial statements and reports show the Corporation and other entities shown therein as separate legal entities and disclose that (i) the assets and credit of the Corporation are not available to pay the debts or obligations of any other entity and (ii) the assets and credit of any other entity shown therein are not available to pay the debts or obligations of the Corporation (except on account of any written guaranty given by such other entity of the Corporation's obligations under or relating to the MLA).

                9. The Corporation shall pay its own liabilities and expenses out of its own funds;

                10. The Corporation shall observe all corporate formalities specified in applicable corporation laws;

                11. The Corporation shall maintain an arm's-length relationship with its affiliates and engage in transactions with affiliates only on commercially reasonable terms;

                12. The Corporation shall not guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of others;

                13. The Corporation shall not acquire obligations or securities of its shareholders;

                14. The Corporation shall allocate fairly and reasonably any overhead for shared office space;

                15. The Corporation shall use separate invoices and checks bearing its own name;

                16. The Corporation shall hold itself out as a separate entity;

                17. The Corporation shall correct any known misunderstanding regarding its separate identity;

                18. The Corporation shall maintain adequate capital in light of its contemplated business operations;

                19. The Corporation shall not identify itself as a division of any other entity; and

                20. The Corporation shall not amend any provision of this
                    Article XV without the prior written consent of the Majority Lenders (at the direction of Ambac Assurance Corporation, as Controlling Beneficiary) under the MLA or, after securitization of the Loans thereunder unless the Corporation receives (i) confirmation from each rating agency which is rating the debt that such amendment would not result in the qualification, downgrade or withdrawal of any applicable securities rating, and (ii) approval of such amendment by the Majority Lenders (at the direction of Ambac Assurance Corporation, as Controlling Beneficiary).

         D. The Corporation shall not, without the unanimous consent of all of the directors of the Corporation, including the Independent Director:

                1.  amend, alter, change or repeal this Article XV; or

                2. (i) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Corporation, (iii) file a petition seeking or consenting to a reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, (iv) consent to the appointment of a receiver, trustee, liquidator, sequestrator or assignee or other similar official for the Corporation or a substantial part of its property, (v) make a general assignment for the benefit of creditors, (vi) admit in writing to the inability of the Corporation to pay its debts generally as they become due, (vii) merge or consolidate with any other entity, or otherwise acquire substantially all of the assets of any other entity or convey, sell or transfer all or substantially all of its properties and assets except as otherwise permitted under the MLA or (viii) take any corporate action in furtherance of the actions set forth in clauses (i) through (vii) of this paragraph.

                  THIRD: The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

                  FOURTH: The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the charter.

                  FIFTH: The name and address of the Corporation's current resident agent is as set forth in Article V of the foregoing amendment and restatement of the charter.

                  SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.

                  SEVENTH: The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

                  IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this ______ of ______________, 2001.





ATTEST:                                  VENTURE LENDING & LEASING III, INC.



_________________________________        By:  __________________________(SEAL)
______________________, Secretary        Name:  _____________________________
                                         Title:  ______________________________

                                   APPENDIX B
         FORM OF AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION
                                       OF
                       VENTURE LENDING & LEASING III, INC.

                             MARKED TO SHOW CHANGES

                       VENTURE LENDING & LEASING III, INC.


                      ARTICLES OF AMENDMENT AND RESTATEMENT




         FIRST: Venture Lending & Leasing III, Inc., a Maryland corporation (the "Corporation"), desires to amend and restate its charter as currently in effect and as hereinafter amended.



         SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended.



                                    ARTICLE I



                                  INCORPORATION



         The undersigned Ronald W. Swenson, whose address is 2010 North First Street, Suite 310, San Jose, California 95131, being at least eighteen years of age, does hereby form a corporation under the general laws of the State of Maryland.



                                   ARTICLE II



                               NAME OF CORPORATION


         The name of the Corporation is Venture Lending & Leasing III, Inc.


                                   ARTICLE III



                               CORPORATE PURPOSES


         The Corporation is formed for the following purpose or purposes:


         A. To conduct, operate, and carry on the business of a closed-end, management investment company that has elected to be treated as a business development company, pursuant to the Investment Company Act of 1940, as amended ("1940 Act"); provided, however, that the Corporation may cease to be treated as a business development company upon compliance with the requirements of the 1940 Act with respect thereto; and



         B. To exercise and enjoy all powers, rights and privileges granted to and conferred upon corporations by the Maryland General Corporation Law now or hereafter in force.

                                   ARTICLE IV



                           ADDRESS OF PRINCIPAL OFFICE


         The post office address of the principal office of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202-3242.


                                    ARTICLE V



                       NAME AND ADDRESS OF RESIDENT AGENT


         The name and address of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202-3242.


                                   ARTICLE VI



                                 SHARES OF STOCK



         A. The total number of shares of all classes of stock which the Corporation has authority to issue is ten million (10,000,000) shares of Common Stock, $.001 par value per share, having an aggregate par value of $10,000.




         B. No holder of shares of stock of the Corporation, shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.



         C. All shares of the Corporation's authorized stock, when issued for such consideration as the Board of Directors may determine, shall be fully paid and nonassessable.



         D. The Board of Directors of the Corporation may, by adoption of a resolution or Bylaw, impose restrictions upon the transferability by shareholders of shares of the Corporation's stock.



         E. No shares of the Corporation's stock shall have any conversion or exchange rights or privileges or have cumulative voting rights.



         F. Except as otherwise required under the 1940 Act, voting power for the election of directors and for all other purposes shall be vested exclusively in the holders of the Common

Stock. Each holder of a full or fractional share of Common Stock shall be entitled, in the case of full shares, to one vote for each such share and, in the case of fractional shares, to a fraction of one vote corresponding to the fractional amount of each such fractional share, in each case based upon the number of shares registered in such holder's name on the books of the Corporation on the record date fixed for such purpose.



         G. Any assets of the Corporation distributed to the stockholders shall be distributed among such stockholders, in cash or in kind at the option of the directors, in proportion to the number of full and fractional shares of Common Stock held by them and recorded on the books of the Corporation on the record date fixed for such purpose.



         H. Each holder of shares of stock shall, upon demand, disclose to the Corporation such information with respect to direct or indirect holdings of such shares as the directors or any officer or agent of the Corporation designated by the directors deem necessary to comply with provisions of the Internal Revenue Code of 1986 applicable to the Corporation, to comply with requirements of any other appropriate taxing authority, or to comply with the provisions of the 1940 Act or of the Employee Retirement Income Security Act of 1974, as any of said laws may be amended from time to time.



                                   ARTICLE VII



                               BOARD OF DIRECTORS



         The number of directors of the Corporation shall be seven(7), which number may be increased or decreased pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law. The names of the directors who shall serve until the next annual meeting of stockholders and until their successors are duly elected and qualify are Ronald
W. Swenson, Salvador O. Gutierrez, Roger V. Smith, J. Michael Egan, Arthur C. Spinner, Michael G. McCaffery and Scott C. Malpass. The forgoing provisions notwithstanding, effective upon amendment or restatement of the Master Loan Agreement referred to in Article XV hereof to increase the Program Limit thereunder from $25,000,000.00, and continuously thereafter until all obligations, liabilities and indebtedness of the Corporation under the Master Loan Agreement, as amended, have been fully paid and discharged and the loan commitments thereunder have terminated, in addition to the seven directors provided for herein (or such greater or lesser number as may be provided for in the Bylaws), the Corporation shall have one additional director who shall be an Independent Director as defined in Article XV.

                                  ARTICLE VIII



                  MANAGEMENT OF THE AFFAIRS OF THE CORPORATION



         A. All corporate powers and authority of the Corporation shall be vested in and exercised by, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors except as otherwise provided by statute, the charter, or the Bylaws of the Corporation.



         B. The Board of Directors shall have the exclusive power to adopt, alter, or repeal the Bylaws of the Corporation.



         C. Subject to the provisions of the Maryland General Corporation Law, the Board of Directors shall have the power to determine whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation (other than the stock ledger) shall be open to inspection by stockholders. No stockholder shall have any right to inspect any account, book, or document of the Corporation except to the extent permitted by statute or the Bylaws.



         D. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the charter and in the absence of manifest error or actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation. To the extent not prohibited by law or by this charter or Bylaws, the Board of Directors may delegate the power to make such determinations to any one or more of the directors or officers of the Corporation, its investment adviser, administrator, custodian, or depositary of the Corporation's assets, or another agent of the Corporation appointed for such purposes.



         E. Except as otherwise required under the 1940 Act, the Board of Directors shall have the power to make distributions, including dividends, from any legally available funds in such amounts, and in a manner and to the stockholders of record as of such a date, as the Board of Directors may determine.

                                   ARTICLE IX



                              STOCKHOLDER LIABILITY


         The stockholders shall not be liable to any extent for the payment of any debt of the Corporation.


                                    ARTICLE X



                                MAJORITY OF VOTES



         Except as otherwise provided in these Articles, (including Article VX hereof) or under the 1940 Act, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holder entitled to cast a majority of all the votes entitled to be cast on the matter.



                                   ARTICLE XI



                   SPECIAL VOTING REQUIREMENTS: CONTROL SHARES


         The Corporation shall not be governed by the provisions of Section 3-602 of the Maryland General Corporation Law.


                                  ARTICLE XII



                             LIMITATION ON LIABILITY



         A. To the maximum extent permitted by the laws of Maryland law(but not in violation of any applicable requirement or limitation of the 1940
Act), in each case as currently in effect or as may hereafter be amended:



              1.             No director or officer of the Corporation shall be
                   liable to the Corporation or its stockholders for money damages; and



              2.             The Corporation shall have the power to obligate
                   itself to indemnify and to advance expenses as provided in the Bylaws of the Corporation to its present and past directors, officers, employees and agents (including any person or firm appointed by the Corporation to serve as investment adviser or any similar function), and persons who are serving or have served at the request of the Corporation in similar capacities for other entities.

         B. No amendment, alteration, or repeal of this Article or the adoption, alteration, or amendment of any other provision of these Articles or the Bylaws of the Corporation inconsistent with this Article, shall adversely affect any limitation on liability or indemnification of any person under this Article with respect to any act or failure to act which occurred prior to such amendment, alteration, repeal, or adoption.



                                  ARTICLE XIII



                            LIMITED TERM OF EXISTENCE



         The Corporation shall have a limited period of existence and shall cease to exist at the close of business on December 31, 2008, except that the Corporation shall continue to exist for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs. After the close of business on December 31, 2008, if the Corporation has not liquidated and wound up its business and affairs, the directors shall become trustees of the Corporation's assets for purposes of liquidation with the full powers granted to directors of a corporation which has voluntarily dissolved under subtitle 4 of Title 3 of the Maryland General Corporation Law or any successor statute as are necessary to liquidate the Corporation and wind up its affairs, but in no event with lesser power than the powers granted by such subtitle as of the date of incorporation of the Corporation.



                                   ARTICLE XIV



                               RIGHT OF AMENDMENT



         Subject to Article XV hereof, any provision of these Articles may be amended, altered, or repealed upon the affirmative vote of a majority of all the votes entitled to be cast on the matter.



                                   ARTICLE XV



                           SPECIAL PURPOSE PROVISIONS



         Effective upon amendment or restatement of that certain Master Loan Agreement dated as of December 15, 2000 (as the same may be amended or restated from time to time, the "MLA") among the Corporation, the CP Lenders from time to time party thereto, and Fleet National Bank, as Program Agent thereunder, to increase the Program Limit thereunder from $25,000,000.00, and thereafter continuously until the date on which all obligations, liabilities and indebtedness of the Corporation under the MLA have been fully paid and discharged, and the loan commitments of the CP Lenders thereunder have been terminated, Articles I through XIV above and the Bylaws of the Corporation are subject to this Article XV. This Article XV shall control in the event there is a conflict between the terms of this Article XV and Articles I through XIV above or the Bylaws of the Corporation. All capitalized terms used in this Article XV and not otherwise defined herein shall have the same meaning which they have in the MLA.

         A. The purposes for which the Corporation is organized are limited to (i) those set forth in Section A of Article III, and (ii) transacting any and all lawful business for which a corporation may be incorporated under the Maryland General Corporation Law that is incidental and necessary or appropriate to the foregoing.



         B. The indemnification obligations of the Corporation set forth in paragraph 2 of Section A of Article XII and in the Corporation's Bylaws, shall (except to the extent covered by insurance) be fully subordinated in right of payment to the obligations of the Corporation under the MLA.



         C.        The Corporation shall at all times observe the following:



              1.             At all times after the Closing Date, at least one
                   of the directors of the Corporation shall be an Independent Director. An "Independent Director" shall mean a director of the Corporation who is not at the time of initial election, or at any time while serving as a director of the Corporation, and has not been at any time during the preceding five (5) years: (a) a stockholder, director (with the exception of serving as the Independent Director of the Corporation and any other bankruptcy-remote special purpose entity formed for the sole purpose of securitizing, or facilitating the securitization of, assets of any Affiliate of the Corporation), officer, employee, partner, attorney or counsel of the Corporation, or any Affiliate; (b) a customer, supplier or other Person who derives any of its purchases or revenues from its activities with the Corporation or any Affiliate; (c) a Person controlling or under common control with any such stockholder, partner, customer, supplier or other Person; or (d) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other Person. "Affiliate" means a Person other than the Corporation (i) that directly or indirectly controls or is controlled by or is under common control with the Corporation, (ii) that is an officer of, partner in, or trustee of, or serves in a similar capacity with respect to, the Corporation, or (iii) that, directly or indirectly, is the beneficial owner of 10% or more of any class of equity securities of the Corporation or of which the Corporation is directly or indirectly the owner of 10% or more of any class of equity securities. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. "Affiliate" of the Corporation does not include a Person that is a partner in one or more partnerships or joint ventures with the Corporation or any other Affiliate of the Corporation if such Person is not otherwise an Affiliate of the Corporation. No resignation or removal of an Independent Director, and no appointment of a successor Independent Director, shall be effective until such successor shall have accepted his or her appointment as an Independent Director by a written instrument. If an Independent Director dies, resigns, is expelled, becomes incapacitated or is removed, or such position is otherwise vacant, no action requiring the unanimous vote of the

                   Board of Directors of the Company shall be taken (including, without limitation, any action pursuant to this Article XV) until a successor Independent Director is elected and qualified and approves of such action. In the event of the death, resignation, expulsion, incapacity or removal of an Independent Director, or a vacancy for any other reason, a successor Independent Director shall be elected by a majority of the remaining directors. At all times, including when voting on whether the Corporation will take any action described in paragraph 2. of Section D. of this Article XV, the Independent Director shall owe his or her primary fiduciary duty or other obligation to the Corporation (including, without limitation, the Corporation's creditors) and not to the stockholders of the Corporation. So long as the Corporation is required to have an Independent Director, one-third of the entire board of directors shall constitute a quorum for the transaction of business.



              2.             The Corporation shall not engage in any business
                   or activity or incur any indebtedness or liability, other than as expressly permitted by the MLA.



              3.             The Corporation shall maintain books and records
                   separate from any other person or entity;



              4.             The Corporation shall maintain its bank accounts
                   separate from any other person or entity;



              5.             The Corporation shall not commingle its assets
                   with those of any other entity, and shall hold all of its assets in its own name;



              6.             The Corporation shall conduct its own business in
                   its own name;



              7.             The Corporation shall maintain separate financial
                   statements showing its assets and liabilities separate and apart from those of any other person or entity and shall not have its assets listed on the financial statement of any other entity; provided, however, that the Corporation may be included in consolidated tax returns and financial statements and reports so long as such consolidated tax returns and financial statements and reports show the Corporation and other entities shown therein as separate legal entities and disclose that (i) the assets and credit of the Corporation are not available to pay the debts or obligations of any other entity and (ii) the assets and credit of any other entity shown therein are not available to pay the debts or obligations of the Corporation (except on account of any written guaranty given by such other entity of the Corporation's obligations under or relating to the MLA).



              8.             The Corporation shall file its tax returns
                   separate from any other entity, and not file a consolidated federal income tax return with any other corporation; provided, however, that the Corporation may be included in consolidated tax returns and financial statements and reports so long as such consolidated tax returns and financial statements and reports show the Corporation and other entities shown therein as separate legal entities and disclose that (i) the assets and credit of the Corporation are not available to pay the debts or obligations of any other entity and (ii) the assets and credit of any other entity shown therein are not available to pay the debts or obligations of the Corporation (except on account of any written guaranty given by such other entity of the Corporation's obligations under or relating to the MLA).



              9.             The Corporation shall pay its own liabilities and
                   expenses out of its own funds;



             10.             The Corporation shall observe all corporate
                   formalities specified in applicable corporation laws;



             11.             The Corporation shall maintain an arm's-length
                   relationship with its affiliates and engage in transactions with affiliates only on commercially reasonable terms;



             12.             The Corporation shall not guarantee or become
                   obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of others;



             13.             The Corporation shall not acquire obligations or
                   securities of its shareholders;



             14.             The Corporation shall allocate fairly and
                   reasonably any overhead for shared office space;



             15.             The Corporation shall use separate invoices and
                   checks bearing its own name;



             16.             The Corporation shall hold itself out as a
                   separate entity;



             17.             The Corporation shall correct any known
                    misunderstanding regarding its separate identity;



             18.             The Corporation shall maintain adequate capital in
                    light of its contemplated business operations;



             19.             The Corporation shall not identify itself as a
                    division of any other entity; and



             20.             The Corporation shall not amend any provision of
                    this Article XV without the prior written consent of the Majority Lenders (at the direction of Ambac Assurance Corporation, as Controlling

                   Beneficiary) under the MLA or, after securitization of the Loans thereunder unless the Corporation receives (i) confirmation from each rating agency which is rating the debt that such amendment would not result in the qualification, downgrade or withdrawal of any applicable securities rating, and (ii) approval of such amendment by the Majority Lenders (at the direction of Ambac Assurance Corporation, as Controlling Beneficiary).



         D. The Corporation shall not, without the unanimous consent of all of the directors of the Corporation, including the Independent Director:



              1.   amend, alter, change or repeal this Article XV; or



              2. (i) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Corporation, (iii) file a petition seeking or consenting to a reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, (iv) consent to the appointment of a receiver, trustee, liquidator, sequestrator or assignee or other similar official for the Corporation or a substantial part of its property, (v) make a general assignment for the benefit of creditors, (vi) admit in writing to the inability of the Corporation to pay its debts generally as they become due,
                   (vii) merge or consolidate with any other entity, or otherwise acquire substantially all of the assets of any other entity or convey, sell or transfer all or substantially all of its properties and assets except as otherwise permitted under the MLA or (viii) take any corporate action in furtherance of the actions set forth in clauses (i) through (vii) of this paragraph.




         THIRD: The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.



         FOURTH: The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the charter.



         FIFTH: The name and address of the Corporation's current resident agent is as set forth in Article V of the foregoing amendment and restatement of the charter.



         SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.



         SEVENTH: The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.



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


         IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this ______ of _________________, 2001.



      ATTEST:                              VENTURE LENDING & LEASING III, INC.





      _________________________________    By:  __________________________(SEAL)

      ______________________, Secretary    Name:  _____________________________

                                           Title:  ____________________________




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